The Lincoln National Life Insurance Company

                   Lincoln National Variable Annuity Account H
                            American Legacy III View

                       Supplement dated September 9, 2005
                       to the Prospectus dated May 1, 2005


Please keep this Supplement with your current American Legacy III View Prospectus and retain it for reference. This Supplement replaces the discussion currently in your prospectus regarding the death benefits available under i4LIFE(R) Advantage. No action is required on your part unless you wish to elect the i4LIFE(R) Advantage.

Effective on or about September 19, 2005 (depending on state availability), the i4LIFE(R) Advantage Guarantee of Principal death benefit will be available to owners of non-qualified contracts who elect i4LIFE(R) Advantage. The i4LIFE(R) Advantage Guarantee of Principal death benefit option is not available to existing contractowners if the Account Value death benefit was in force prior to electing i4LIFE(R) Advantage. The i4LIFE(R) Advantage Enhanced Guaranteed Minimum Death Benefit (EGMDB) is available to existing contractowners only if the EGMDB (or more expensive death benefit option) was in force prior to electing i4LIFE(R) Advantage.

Once i4LIFE(R) Advantage begins, any prior death benefit election will terminate. The death benefit proceeds under the new death benefit may be less than the amount that would have been paid under the death benefit in effect before i4LIFE(R) Advantage began. The death benefit options described in this supplement are only available during the Access Period.

Effective Date

If the i4LIFE(R) Advantage Guarantee of Principal death benefit is elected at contract issue, then the benefit will be effective on the contract's effective date. If the benefit is elected after the contract is issued (by sending a written request to our home office), the benefit will be effective on the next valuation date following approval by us.

Charges

If you elect i4LIFE(R) Advantage, your Separate Account Annual Expenses (as a percentage of average daily net assets in the subaccounts) will be:

                                                                                                     i4LIFE(R) Advantage
                                                   i4LIFE(R) Advantage       i4LIFE(R) Advantage        Enhanced Guaranteed
                                                     Account Value       Guarantee of Principal    Minimum death benefit
                                                     death benefit           death benefit                (EGMDB)
------------------------------------------------ ---------------------- ------------------------- -------------------------
o        Total charge for i4LIFE(R) Advantage*             2.00%                   2.05%                     2.30%
o        Guaranteed Income Benefit charge                   .50%                    .50%                      .50%
                                                            ----                    ----                      ----
o        Total annual charge for i4LIFE(R)                 2.50%                   2.55%                     2.80%
         Advantage w/ GIB

*For contracts purchased before June 6, 2005 (or later in those states who have not approved the contract changes), the total charges for i4LIFE(R) Advantage without GIB are as follows: EGMDB 2.15%; Guarantee of Principal 2.00%; Account Value 1.95%.

For a complete listing of charges, see Expense tables in the prospectus.

i4LIFE(R) Advantage Account Value death benefit. The i4LIFE(R)Advantage Account Value death benefit is available for both qualified and non-qualified annuity contracts. This benefit is equal to the Account Value as of the valuation date on which we approve the payment of the death claim. The charge under this death benefit is equal to an annual rate of 2.00% (or 2.50% if the Guaranteed Income Benefit is elected) of the net asset value of the Account Value in the VAA. You may not change this death benefit once it is elected.

i4LIFE(R) Advantage Guarantee of Principal death benefit. The i4LIFE(R) Advantage Guarantee of Principal death benefit is available only for non-qualified contracts. This benefit will be equal to the greater of:
o the Account Value as of the valuation date we approve the payment of the claim; or
o the sum of all purchase payments, minus all death benefit reductions where:
        o each death benefit reduction of purchase payments for a regular income payment will be for the dollar amount of the regular income payment; and
        o each death benefit reduction of purchase payments for all other withdrawals will be deducted on either a dollar for dollar basis or in the same proportion that withdrawals reduce the contract or Account value, depending on the terms of your contract.

In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the contract or Account Value may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for applicable charges and premium taxes, if any.

The charge under this death benefit is equal to an annual rate of 2.05% (or 2.55% if the Guaranteed Income Benefit is elected) of the net asset value of the Account Value in the VAA.

During the Access Period, contracts with the i4LIFE(R)Advantage Guarantee of Principal death benefit may elect to change to the i4LIFE(R) Advantage Account Value death benefit. We will effect the change in death benefit on the valuation date we receive a completed election form at our Home office, and we will begin deducting the lower i4LIFE(R) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE(R) Advantage Guarantee of Principal death benefit.

i4LIFE(R) Advantage EGMDB. If you own a non-qualified annuity contract, you may also elect the i4LIFE(R) Advantage EGMDB. (This benefit is not available with qualified contracts.) The benefit is the greatest of:
o the Account Value as of the valuation date on which we approve the payment of the claim; or
o       the ABE Enhancement Amount (if elected at the time of application)
        [See the prospectus for the discussion under Accumulated Benefit Enhancement (ABESM)] specified on your contract benefit page as applicable on the date of death, plus the sum of all purchase payments, minus all death benefit reductions where
        o each death benefit reduction of the Enhancement Amount and purchase payments for a regular income payment will be for the dollar amount of the regular income payment; and
        o each death benefit reduction of the Enhancement Amount and purchase payments for all other withdrawals will be deducted on either a dollar for dollar basis or in the same proportion that withdrawals reduce the contract or Account value, depending on the terms of your contract; or
o the highest Account Value or contract value which the contract attains on any contract anniversary date (including the inception date) (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased. The highest Account Value or contract value is increased by purchase payments and is decreased by regular income payments and withdrawals subsequent to the anniversary date on which the highest Account Value or contract value is obtained. Regular income payments and withdrawals are deducted on either a dollar for dollar basis or in the same proportion that regular income payments and withdrawals reduce the contract or Account Value, depending upon the terms of your contract.

In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Account Value may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for applicable charges and premium taxes, if any.

Upon the death of any contractowner or joint owner who was not a contractowner on the effective date of the i4LIFE(R) Advantage EGMDB death benefit, the death benefit will be equal to the Account Value as of the date we approve the death claim for payment (unless the change occurred because of the death of a contractowner or joint owner). If any contractowner or joint owner is changed due to a death and the new contractowner or joint owner is age 81 or older when added to the contract, then the death benefit for this new contractowner or joint owner will be equal to the Account Value as of the date we approve the death claim subsequent to the new contractowner's death.

The charge under this death benefit is equal to an annual rate of 2.30%
(or 2.80% if the Guaranteed Income Benefit is elected) of the net asset value of the Account Value in the VAA.

During the Access Period, contracts with the i4LIFE(R)Advantage EGMDB may elect to change to the i4LIFE(R) Advantage Guarantee of Principal death benefit or Account Value death benefit. We will effect the change in death benefit on the valuation date we receive a completed election form at our Home office, and we will begin deducting the lower i4LIFE(R) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE(R) Advantage EGMDB.

Note: The Accumulated Benefit Enhancement (ABESM) will not be available on contracts sold after November 1, 2005.

General Provisions

For non-qualified contracts, upon the death of the contractowner, joint owner or annuitant, the contractowner (or beneficiary) may elect to terminate the contract and receive full payment of the death benefit or may elect to continue the contract and receive regular income payments. Upon the death of the secondary life, no death benefit is paid.

If you are the owner of an IRA annuity contract, and you die during the Access Period, the i4LIFE(R) Advantage will terminate. A spouse beneficiary may start a new i4LIFE(R) Advantage program.

The value of the death benefit will be determined as of the valuation date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:

1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and
2. written authorization for payment; and
3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with Code Section 74(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal tax matters in the prospectus.

If the contract is continued, upon notification to Lincoln Life of the death, regular income payments may be suspended until the death claim is approved. Upon approval, a lump sum payment for the value of any suspended payments will be made as of the date the death claim is approved, and regular income payments will continue. The excess, if any, of the death benefit over the Account Value will be credited into the contract at that time.

If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

For both qualified and non-qualified contracts, following the Access Period, there is no death benefit.

               Please retain this supplement for future reference.




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